UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 30, 2006


                              Books-A-Million, Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 DELAWARE                         0-20664                          63-0798460
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(State or other jurisdiction      (Commission                     (IRS Employer
  of incorporation)               File Number)               Identification No.)


402 Industrial Lane, Birmingham, Alabama                       35211
------------------------------------------            -----------------------
(Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (205) 942-3737
                                                           ----------------


                                       N/A
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement.

Restricted Stock Awards

     On March 30, 2006, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Books-A-Million, Inc. (the "Company") granted shares of Company common stock, par value $0.01 per share, subject to certain restrictions (the "Restricted Shares"), to certain Company executives under the Books-A-Million, Inc. 2005 Incentive Award Plan (the "Plan"), previously filed as Appendix A to the Company's Proxy Statement for its 2005 Annual Meeting of Stockholders.

     The Committee granted certain Restricted Shares which were previously authorized for issuance upon the achievement of certain pre-tax income goals for the 2006 fiscal year (the "Performance Based Shares"). Upon review of the audited financial statements for the fiscal year ending on January 28, 2006, the Committee determined the exact amount of Performance Based Shares to be awarded to each executive, as appropriate. Fifty percent of the awarded Performance Based Shares will vest on the last day of each of the next two subsequent fiscal years, respectively. The terms of the Performance Based Shares, are governed by the Plan and a standard form agreement (the "Performance Restricted Stock Agreement") which is delivered to each grantee, a copy of which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

     As detailed more fully in the Performance Restricted Stock Agreement, upon issuance, the Restricted Shares may not be transferred, alienated, pledged, encumbered or assigned (such transfer restrictions, the "Restrictions") before the Restricted Shares become vested. The Restricted Shares shall vest, and the Restrictions shall cease to apply, on the final day of the Company's fiscal year and anniversaries thereof, as described above. Notwithstanding the foregoing, all of the Restricted Shares shall vest and the Restrictions shall cease to apply upon the earliest of (x) the grantee's termination of employment resulting from the grantee's disability or death or (y) in the Committee's discretion, upon a "Change of Control" (as defined in the Plan). Furthermore, if the grantee ceases to serve as an employee or director of the Company, any Restricted Shares which remain subject to the Restrictions shall immediately be forfeited.


Bonus Payment Plan

     On March 30, 2006, the Committee approved a bonus program for the 2007 fiscal year (the "2007 Program") in connection with the preparation of the Company's annual operating budget for the 2007 fiscal year. The 2007 Program provides incentives to officers of the Company who could contribute significantly to increasing the Company's revenue, income and cash flow. Each executive officer, including the Chief Executive Officer, is eligible to receive an annual cash bonus of up to 100% of his or her fiscal 2007 base salary. The terms of the 2007 Program are outlined in a standard form letter (the "2007 Program Letter") which is delivered to each participant, a copy of which is attached hereto as Exhibit 99.2 and which is incorporated herein by reference.

     2007 Program Letter: As detailed more fully in the 2007 Program Letter, an executive officer (including the Chief Executive Officer) is eligible to receive a bonus under the 2007 Program if the Company achieves certain pre-tax income goals and the executive officer accomplishes certain individual performance goals related to his or her job functions. The Committee will approve awards under the 2007 Program, as appropriate, upon receipt of the audited financial statements for the fiscal year ending on February 3, 2007.




                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.


(c) Exhibits.

Exhibit No.              Document Description
99.1                     Form of Performance Restricted Stock Agreement
99.2                     Form of Letter Regarding the 2007 Bonus Program

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      _____________BOOKS-A-MILLION, INC._______
                                                   ---------------------
                                                       (Registrant)

Date _April 5, 2006______
                                     _________/s/ Richard S. Wallington________
                                              -------------------------
                                                     (Signature)
                                            Name: Richard S. Wallington
                                            Title:  Chief Financial Officer

                                  EXHIBIT INDEX





Exhibit No.              Document Description
99.1                     Form of Performance Restricted Stock Agreement
99.2                     Form of Letter Regarding the 2007 Bonus Program